
SUPERIOR
DRILLING PRODUCTS

Second Quarter 2017 Financial Results Conference Call

August 11, 2017

NYSE American: SDPI

© 2017 Superior Drilling Products

Safe Harbor Statement

These slides and the accompanying oral presentation contain "forward-looking statements" within the meaning of the safe harbor provisions, 15 U.S.C. § 78u-5, of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact included in these slides and the accompanying oral presentation, regarding our strategy, future operations, financial position, estimated revenue and losses, projected costs, prospects, plans and objectives of management, are forward-looking statements. The use of words "could," "believe," "anticipate," "intend," "estimate," "expect," "may," "continue," "predict," "potential," "project", "forecast," "should" or "plan, and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Certain statements in these slides and the accompanying oral presentation may constitute forward-looking statements, including statements regarding the volatility of oil and natural gas prices; the cyclical nature of the oil and gas industry; availability of financing, flexibility in restructuring existing debt and access to capital markets; consolidation within our customers' industries; competitive products and pricing pressures; our reliance on significant customers, specifically, Baker Hughes; our limited operating history; fluctuations in our operating results; our dependence on key personnel; costs of raw materials; our dependence on third party suppliers; unforeseen risks in our manufacturing processes; the need for skilled workers; our ability to successfully manage our growth strategy; unanticipated risks associated with and our ability to integrate, acquisitions; current and potential governmental regulatory actions in the United States and regulatory actions and political unrest in other countries; terrorist threats or acts, war and civil disturbances; our ability to protect our intellectual property; impact of environmental matters, including future environmental regulations; implementing and complying with safety policies; breaches of security in our information systems; related party transactions with our founders; and risks associated with our common stock . These statements reflect the beliefs and expectations of the Company and are subject to risks and uncertainties that may cause actual results to differ materially. These risks and uncertainties include, among other factors, worldwide economic activity; the level of exploration and production activity; interest rates and the cost of capital; environmental regulation; federal, state and foreign policies regarding exploration and development of oil and gas; the ability of OPEC to set and maintain production levels and pricing; governmental regulations regarding future oil and gas exploration and production; the cost of exploring and producing oil and gas; the cost of developing alternative energy sources; the availability, expiration date and price of leases; the discovery rate of new oil and gas reserves; the success of drilling for oil and gas in unconventional resource plays such as shale formations; technological advances; terrorist attacks and similar disruptive unlawful activities; weather conditions. These and other factors could adversely affect the outcome and financial effects of the Company's plans and described herein. Therefore, you should not rely on any of these forward-looking statements. Any forward-looking statement made by us in these slides and the accompanying oral presentation is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

This presentation will discuss some non-GAAP financial measures, which the Company believes are useful in evaluating our performance. You should not consider the presentation of this additional information in isolation or as a substitute for results compared in accordance with GAAP. The Company has provided reconciliations of comparable GAAP to non-GAAP measures in tables found in the Supplemental Information portion of this presentation.

© 2017 Superior Drilling Products


SUPERIOR
DRILLING PRODUCTS

Troy Meier

Chairman and Chief Executive Officer

© 2017 Superior Drilling Products

Second Quarter 2017 Highlights

Exceptional financial results

- Demonstrated significant leverage gained on higher volume
- Channel partner achieved 10% Drill-N-Ream® (DnR) market share goal
- Measurable improvement in operating income and margin
- Strong revenue conversion: Net income of $307 thousand

DnR value being realized by an increasing number of operators

- Becoming standard tool: Used throughout North America
- Operators using several tools in their drilling process
- Demonstrating value: New users are quick to recognize tool advantages

Drilling rig increase drives drill bit refurbishment

- Supporting beyond our contracted area of Rockies, CA and AK

Continued advancement of Open Hole Strider

© 2017 Superior Drilling Products

SUPERIOR DRILLING PRODUCTS


SUPERIOR
DRILLING PRODUCTS

Financial Results

Christopher D. Cashion

Chief Financial Officer

© 2017 Superior Drilling Products

Significant Revenue Growth

($ in millions)



$1.1
$2.3
$2.3
$3.4
$4.0
$0.9
$0.2
$1.8
$0.4
$1.8
$0.5
$2.3
$1.1
$2.5
$1.6
2Q 2016
3Q 2016
4Q 2016
1Q 2017
2Q 2017
Contract Services Revenue
Tool Revenue

Numbers may not sum due to rounding

Total revenue in 2Q 2017 increased 263% over the prior-year period

- Tool revenue comprised 61% of total revenue
- Market expansion and increased market share driving growth
- Weekly average rig count in 2Q 2017 up 14% from trailing 1Q 2017, and 118% higher than 2Q 2016

Contract Services revenue increased 601% over prior-year period

- Higher drill bit refurbishment
  - YOY rig count improvement
  - Higher volume from non-contracted areas
- Sequential increase driven by special projects for third parties

Sequential total revenue increased 20%

© 2017 Superior Drilling Products

SUPERIOR DRILLING PRODUCTS

Tool Revenue Strength

Strong growth in Tool revenue

- Sales revenue from fleet build out by channel partner
- Life of tool revenue stream: includes royalty and maintenance
- Positive trend in royalty and repair revenue demonstrates tool deployment

Business model reduces capital requirements, marketing costs and tool distribution expenses

Volume drives operating leverage

Tool Revenue by Category

($ in thousands)	2Q 2016	3Q 2016	4Q 2016	1Q 2017	2Q 2017	2016	2Q 2017 TTM
Tool sales/rental	$ 849	$ 1,726	$ 1,451	$ 1,636	$ 1,609	$ 4,928	$ 6,422
Other related revenue	$ 42	$ 119	$ 342	$ 635	$ 877	$ 555	$ 1,973
Total Tool revenue	**$ 891**	**$ 1,845**	**$ 1,794**	**$ 2,270**	**$ 2,486**	**$ 5,483**	**$ 8,395**

© 2017 Superior Drilling Products

SUPERIOR DRILLING PRODUCTS

Strong Cost Discipline

Operating Expenses

($ in millions)



$4.0
$3.2
$3.7
$3.6
$3.6
$1.2
$0.9
$0.9
$0.9
$0.9
$1.5
$1.3
$1.6
$1.5
$1.2
$1.3
$1.0
$1.2
$1.2
$1.5
2Q 2016
3Q 2016
4Q 2016
1Q 2017
2Q 2017
Cost of Revenue
S G & A
D & A

YOY cost of revenue as a percentage of sales down on higher volume and tool sales mix

- 2Q 2017 included ~$215 thousand in revenue from used tools with low carrying costs

SG&A lower sequentially due to reduced professional fees

- Expect normalized run rate of $1.4 million going forward
  - Higher R&D, engineering and professional fees

Created Better Margin Business Model

*Adjusted EBITDA**

($ in thousands)


$1,496
$910
$176
$67
$(1,155)
2Q 2016
3Q 2016
4Q 2016
1Q 2017
2Q 2017

Achieved positive Adjusted EBITDA

- 37% of revenue in 2Q 2017
- 64% increase over trailing quarter
- $2.6M higher than prior-year period

Generated $0.5 million in cash from operations and $0.2 million positive net cash flow in 2Q 2017

** Adjusted EBITDA and is a non-GAAP financial measures. Please see supplemental slides for a reconciliation between GAAP net income and non-GAAP adjusted EBITDA and other important disclaimers regarding Superior Drilling Products' use of adjusted EBITDA*

© 2017 Superior Drilling Products

SUPERIOR DRILLING PRODUCTS

Managing Balance Sheet

($ in millions)

Cash and Equivalents



$1.3
$2.2
$1.3
12/31/2015
12/31/2016
6/30/2017

Total Debt



$20.2
$9.7
$10.5
$16.7
$7.9
$8.8
$13.8
$7.9
$5.9
12/31/2015
12/31/2016
6/30/2017
SDPI
Hard Rock

Cash used in operations of $0.3 million YTD

- Higher accounts receivable used working capital
- Positive cash from operation in the second quarter; expect to continue to generate cash in 2H 2017

Total debt lower by $2.9 million, or 17%, since year-end

Quarterly debt service: $450 thousand per quarter *(principal & interest)*

Next Hard Rock principal payments totaling $2 million: $0.5 million in each of January, March, May and July 2018

© 2017 Superior Drilling Products

SUPERIOR
DRILLING PRODUCTS

TTM Results

($ in millions)

Revenue


$12.0
$7.2
$8.4
$5.5
$3.6
$1.7
2016
2Q 2017 TTM
Contract Services Revenue
Tool Revenue

Operating Expenses


$14.5
$14.2
$4.3
$3.7
$5.8
$5.7
$4.5
$4.8
2016
2Q 2017 TTM
Cost of Revenue
SG&A
D&A

*Adjusted EBITDA**


$2,650
($1,531)
2016
2Q 2017 TTM

Strong first half results

- YTD revenue up 190%, TTM up 68%

Volume driving operating leverage

- YTD operating margin of 2.4% (including amortization expense)

** Adjusted EBITDA and is a non-GAAP financial measures. Please see supplemental slides for a reconciliation between GAAP net income and non-GAAP adjusted EBITDA and other important disclaimers regarding Superior Drilling Products' use of adjusted EBITDA*

© 2017 Superior Drilling Products

SUPERIOR DRILLING PRODUCTS

2017 Guidance*

- Revenue: Approximately $14 million to $16 million
- Operating margin, excluding amortization: Approximately 16% to 18%
- Depreciation: $1.3 million to $1.4 million
- Amortization: Approximately $2.4 million
- Interest expense: Approximately $950 thousand
- Capital Expenditures: Approximately $1.2 million, which includes a lease buyout and financing of a machining center

**2017 Guidance provided August 11, 2017*

© 2017 Superior Drilling Products


SUPERIOR
DRILLING PRODUCTS

Overview and Outlook

Troy Meier

Chairman and Chief Executive Officer

© 2017 Superior Drilling Products

Opportunities

Drill-N-Ream

- Market share expansion
  - Strong customer acceptance in multiple basins
  - Channel partner focused on meeting 12.5% goal by year-end
- Progress with channel partner relationships for international expansion





Strider oscillation system technology

- Launched CTS in January 2017; advanced discussions with channel partners
- Open hole Strider to launch later in 2017
  - In long-cycle test phase; Validating technology
  - Looking for channel partners

Oil & gas prices continuing to drive the innovation revolution

© 2017 Superior Drilling Products

SUPERIOR DRILLING PRODUCTS


SUPERIOR
DRILLING PRODUCTS

Supplemental Information

© 2017 Superior Drilling Products

Adjusted EBITDA Reconciliation

	Three Months Ended		
	June 30, 2017	March 31, 2017	December 31, 2016
GAAP net income (loss)	$ 306,807	$ (385,985)	$ (2,595,946)
Add back:			
Depreciation and amortization	899,373	938,022	912,034
Impairment of property, plant and equipment	-	-	840,380
Interest expense, net	132,594	177,166	433,225
Share-based compensation	175,361	175,380	249,411
Functional Drill-N-Ream sales	-	-	210,475
(Gain) loss on sale of assets	(17,995)	5,828	17,841
Non-GAAP adjusted EBITDA[1]	$ 1,496,140	$ 910,411	$ 67,420
GAAP Revenue	$ 4,049,497	$ 3,369,612	$ 2,332,659
Non-GAAP EBITDA Margin	*36.9%*	*27.0%*	*2.9%*

Adjusted EBITDA represents net income adjusted for income taxes, interest, depreciation and amortization and other items as noted in the reconciliation table. The Company believes Adjusted EBITDA is an important supplemental measure of operating performance and uses it to assess performance and inform operating decisions. However, Adjusted EBITDA is not a GAAP financial measure. The Company's calculation of Adjusted EBITDA should not be used as a substitute for GAAP measures of performance, including net cash provided by operations, operating income and net income. The Company's method of calculating Adjusted EBITDA may vary substantially from the methods used by other companies and investors are cautioned not to rely unduly on it.

© 2017 Superior Drilling Products

SUPERIOR DRILLING PRODUCTS

Adjusted EBITDA Reconciliation

	Full Year Ended	
	June 30, 2017 TTM	December 31, 2016
GAAP net loss	$ (3,848,556)	$ (9,110,621)
Add back:		
Depreciation and amortization	3,681,679	4,291,249
Interest expense, net	1,037,670	1,299,667
Share-based compensation	757,418	783,462
Impairment of goodwill	840,380	-
Impairment of property, plant & equipment	-	1,054,482
Impairment of inventories	-	358,546
(Gain) loss on sale of assets	1,671	(177,611)
Functional Drill-N-Ream sales	210,475	-
Income tax benefit	(2,000)	(2,000)
Unrealized gain on warrant derivative	(28,301)	(28,301)
Non-GAAP adjusted EBITDA[1]	$ 2,650,436	$ (1,531,127)

Adjusted EBITDA represents net income adjusted for income taxes, interest, depreciation and amortization and other items as noted in the reconciliation table. The Company believes Adjusted EBITDA is an important supplemental measure of operating performance and uses it to assess performance and inform operating decisions. However, Adjusted EBITDA is not a GAAP financial measure. The Company's calculation of Adjusted EBITDA should not be used as a substitute for GAAP measures of performance, including net cash provided by operations, operating income and net income. The Company's method of calculating Adjusted EBITDA may vary substantially from the methods used by other companies and investors are cautioned not to rely unduly on it.

© 2017 Superior Drilling Products

SUPERIOR DRILLING PRODUCTS